Exhibit 8.1
Grupo Televisa, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of December 31, 2008

Name of Company	Country of Incorporation
Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Television Internacional, S.A. de C.V. and subdidiaries (*)	Mexico
Controladora Vuela Compañía de Aviación, S.A. de C.V. and subsidiaries (*)	Mexico
Corporatel, S.A. de C.V.	Mexico
Dibujos Animados Mexicanos Diamex, S.A. (*)	Mexico
Editorial Clio, Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Eventicket, S.A. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Impulsora del Deportivo Necaxa, S.A. de C.V.	Mexico
Marcas y Desarrollos, S.A. de C.V. (1)	Mexico
Más Fondos, S.A. de C.V. (*)	Mexico
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Productora Contadero, S.A. de C.V. (1)	Mexico
Promarca y Cía., S.A. de C.V. (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Quiroga TV, S.A. de C.V.	Mexico
TV Santa Fe, S.A. de C.V.	Mexico
San Angel TV, S.A. de C.V.	Mexico
Televisa EMI Music, S.A. de C.V. (*)	Mexico

CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V. (*)	Mexico

DTH Europa, S.A.	Spain

Editora Factum, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. (*)	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letseb, S.A. de C.V.	Mexico
Bestphone, S.A. de C.V	Mexico
Operbes, S.A. de C.V	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V. (1)	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
La Casa de la Risa, S.A. de C.V. (1)	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Tecnicable, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V.	Mexico
DTH México, S.A. de C.V. (1)	Mexico
Mednet, S.A. de C.V. (*)	Mexico
Vas o No Vas, S.A. de C.V.	Mexico

Editorial Televisa, S.A. de C.V.	Mexico
Editorial GyJ Televisa, S.A. de C.V.	Mexico
Editorial Motorpress Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Editorial C&P Limitada	Colombia
Editorial Televisa International, S.A.	Mexico
ET Publishing International, Inc.	United States of America
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A.	Venezuela
Editorial Atlántida, S.A.	Argentina
Atlántida Chile, S.A.	Chile
Atlántida Digital, S.A.	Argentina
Desarrollos del Atlántico, S.A	Argentina
Dewal, S.A.	Uruguay
Ediciones Paparazzi, S.A.	Argentina
Editorial Atlántida Uruguay S. de R.L	Uruguay
Feria Puro Diseño, S.A.	Argentina
Mundo Ejecutivo Televisa, S.A. de C.V.	Mexico
Publicaciones Aquario, S. de R.L. de C.V.	Mexico
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela

En Vivo US Holding, LLC	United States of America

GT Holding, S.A. de C.V.	Mexico
GT I, S.A. de C.V.	Mexico

Factum Más, S.A. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico
Sky DTH, S. de R.L. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V	Mexico
Innova, S. de R.L. de C.V. (2)	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavisión Honduras, S.A. (1)	Honduras
Novavisión Panamá, S.A. (1)	Panamá
Media Visión de Panamá, S.A. (1)	Panamá
Ridge Manor, Inc. (1)	Panama
Eminent Shine, Inc. (1)	Panama
Servicios Directos de Satélite, S.A.	Costa Rica
Galaxy Nicaragua, S.A	Nicaragua
Sky El Salvador, S.A. de C.V. (1)	El Salvador
Televisión Novavisión de Guatemala, S.A. (1)	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Nova Call-Center, S. de R.L. de C.V.	Mexico

Name of Company	Country of Incorporation
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico

Gestora de Inversiones Audiovisuales La Sexta, S.A. and subsidiary (*)	Spain

Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C	Argentina
Intercontinental Media, S.A.	Argentina
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A.	Panama
Distribuidoras Unidas, S.A.	Colombia
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador

Paxia, S.A. de C.V.	Mexico
Alvafig, S.A. de C.V.	Mexico
Cablemás, S.A. de C.V.	Mexico
Cable y Comunicación de Campeche, S.A. de C.V.	Mexico
Cable y Comunicación de Morelia, S.A. de C.V. (1)	Mexico
Cablemás Marcas, S.A. de C.V. (1)	Mexico
Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Cablemás International Telecom, LLC. (1)	United States of America
Compañía Controladora Cablemás, S.A. de C.V. (1)	Mexico
Cablemás Servicios Telefónicos, S.A. de C.V. (1)	Mexico
Constructora Cablemás, S.A. de C.V.	Mexico
Corporativo Cable Unión, S.A. de C.V. (1)	Mexico
Cable Unión, S.A. de C.V. (1)	Mexico
Inmobioliaria Cablemás, S.A. de C.V.	Mexico
Miracle TV, Corporation	United States of America
Productora y Comercializadora de Televisión, S.A. de C.V.	Mexico
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
Red Pública de Telecomunicaciones de Tulum, S.A. de C.V. (1)	Mexico
Servicios Administrativos Cablemás, S.A. de C.V.	Mexico
TV Transmisiones de Chihuahua, S.A. de C.V.	Mexico
Consorcio de Telecomunicaciones Cablemás, S.A. de C.V. (1)	Mexico
Construcciones Megapo de Acapulco, S.A. de C.V.	Mexico
Cuernamú, S.A. de C.V.	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico

Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico

Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
X.E.Z.Z., S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V. (1)	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico

Teleparábolas, S.L	Spain

Telesistema Mexicano, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
AISA Inmuebles, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Dimar, S.A. de C.V.	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Inmobiliaria Río de la Loza, S.A. de C.V.	Mexico
Multimedios Santa Fe, S.A. de C.V.	Mexico
Producciones Nacionales Televisa, S.C	Mexico
Proyectos Especiales Televisa, S.C	Mexico
Recursos Corporativos Alameda, S.C	Mexico
Pico Tres Padres, S. de R.L. de C.V.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Publicidade Virtual Latinoamérica, Ltda.	Brazil
Sattora, S.A. de C.V.	Mexico
Tarrague, A.G	Switzerland
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Centros de Conocimiento Tecnológico. S.A. de C.V. and subsidiary (*)	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A. C	Mexico
Televisa Colombia, Ltda. (1)	Colombia
Televisa Mexico, Ltd.	Switzerland
Televisa Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico
Videoserpel, Ltd.	Switzerland
Terma, S.A. de C.V.	Mexico
TT Digital, S.A. de C.V.	Mexico
Visat, S.A. de C.V.	Mexico

Televisa Argentina, S.A.	Argentina

Televisa Enterprises, Inc.	United States of America
Bay City Television, Inc.	United States of America
Saral Publications, Inc.	United States of America
Sunny Isle, LLC	United States of America
Tarabu, Inc.	United States of America
Televisa Internacional, LLC	United States of America
Televisa International Marketing Group, Inc.	United States of America
Televisa Pay-TV Venture, Inc.	United States of America
TuTv, LLC (2)	United States of America

Televisa USA, S.A. de C.V. (1)	Mexico

Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico

Televisión Independiente de México, S.A. de C.V.	Mexico
Cadena de las Américas, S.A. de C.V.	Mexico
Cadena Televisora del Norte, S.A. de C.V.	Mexico
Canal 23 de Ensenada, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Compañía Televisora de León Guanajuato, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
ECO Producciones, S.A. de C.V.	Mexico
Editora San Angel, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
Telehermosillo, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisión del Golfo, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Calimex, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Golfo, S.A.	Mexico
Televisora del Yaqui, S.A. de C.V. (*)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
T.V. Conceptos, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico
T.V. del Humaya, S.A. de C.V.	Mexico
XHCC-TV Televisión, S.A. de C.V.	Mexico

TSM Capital, S.A. de C.V. SOFOM E.N.R	Mexico

(*)	Joint Venture or Associate.

(1)	Without current operations.

(2)	Consolidated variable interest entity. The Company and / or any of its subsidiaries is deemed the primary beneficiary of the variable interest entity